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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


              January 10, 2001                                0-24464
------------------------------------------------     --------------------------
Date of Report (Date of Earliest Event Reported)      (Commission File Number)


                                The Cronos Group
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)



               Luxembourg                               Not Applicable
------------------------------------------    ---------------------------------
 (State of incorporation or organization)     (IRS Employer Identification No.)



             16, Allee Marconi, Boite Postale 260, L-2120 Luxembourg
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                  (352) 453145
                   ------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



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ITEM 5.  OTHER EVENTS

         The Registrant's 2000 annual meeting of shareholders was held on Wednesday, January 10, 2001, in Luxembourg. The record date of the meeting was fixed by the Board of Directors at November 24, 2000. As of the record date, the Registrant had outstanding 9,158,378 shares of Common Stock. The Registrant's stock is traded on NASDAQ (Symbol: CRNS).

         The holders of 5,872,168 shares of the Registrant's Common Stock were represented at the meeting in person or by proxy, thus constituting a quorum of the shareholders for the meeting. The following sets forth the results of the shareholder voting on the matters submitted to the shareholders at the annual meeting.



                    ELECTION ITEM                      VOTE                                      COUNT
1.  Elect Two Directors.

    The Nominees Were:

    Maurice Taylor                                     For                                         5,868,218

                                                       Authority Withheld                              3,950

    Charles Tharp                                      For                                         5,868,218

                                                       Authority Withheld                              3,950

2.   Approve the Company's Non-Employee Directors'
Equity Plan
                                                       For                                         5,709,828

                                                       Against                                       158,990

                                                       Abstain                                         3,350

                                                       Broker Nonvotes                                     0

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
                    ELECTION ITEM                      VOTE                                      COUNT


3.   Approve the Appointment of Deloitte & Touche
S.A. as the Independent Auditors for Fiscal Year
2000 and Authorize the Directors to Fix the
Auditors' Remuneration
                                                       For                                         5,868,718

                                                       Against                                         2,300

                                                       Abstain                                         1,150

                                                       Broker Nonvotes                                     0


4.   Approve the Reports of the Company's
Independent Auditors, dated March 30, 2000, and of the Board of Directors, dated March 29, 2000

                                                       For                                         5,847,368

                                                       Against                                         2,950

                                                       Abstain                                        21,850

                                                       Broker Nonvotes                                     0


5.   Approve the Company's Consolidated and
Unconsolidated Financial Statements for the Year
Ended December 31, 1999
                                                       For                                         5,847,368

                                                       Against                                         2,950

                                                       Abstain                                        21,850

                                                       Broker Nonvotes                                     0








                                        2

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
                    ELECTION ITEM                      VOTE                                      COUNT


6.   Discharge the Following Members of the Board of
Directors Pursuant to Article 74 of the Company law
(10 August 1915) from the Execution of Their Mandate for the Year Ended December 31, 1998: Rudolph J.
Weissenberger

                                                       For                                         5,866,368

                                                       Against                                         4,950

                                                       Abstain                                           850

                                                       Broker Nonvotes                                     0


7.   Discharge the Following Members of the Board of
Directors Pursuant to Article 74 of the Company law
(10 August 1915) from the Execution of Their Mandate for the Year Ended December 31, 1999: Rudolph
J. Weissenberger, Ernst-Otto Nedelmann, Dennis J.
Tietz, Maurice Taylor, Charles Tharp and S. Nicholas
Walker

                                                       For                                         5,866,368

                                                       Against                                         4,950

                                                       Abstain                                           850

                                                       Broker Nonvotes                                     0



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

                    ELECTION ITEM                      VOTE                                      COUNT


8.   Approve the Allocation of the Profit/Loss
Reported by the Company for the Year Ended December
31, 1999
                                                       For                                         5,847,368

                                                       Against                                         2,950

                                                       Abstain                                        21,850

                                                       Broker Nonvotes                                     0




                        ********************************

         The election of the two nominees for director required the approval, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock of the Company; the balance of the proposals submitted to the shareholders required the approval, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock of the Company present in person or by proxy at the meeting. The two nominees for director, Messrs. Taylor and Tharp, each received the approval of the holders of more than 50% of the issued and outstanding shares of the Common Stock of the Company, and the balance of the proposals submitted to the shareholders received the approval of the holders of a majority of the shares of Common Stock of the Company present in person or by proxy at the meeting.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   THE CRONOS GROUP

                                   By: /s/ ELINOR A. WEXLER
                                       --------------------------
                                           Elinor A. Wexler
                                           Assistant Secretary
Date:  January 31, 2001



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